                                           HEALTHBRIDGE AND SUBSIDIARIES
                                   Pro Forma for the Quarter Ended June 30, 2006

                                                       INDEX

                                            HEALTHBRIDGE INC. AND SUBSIDIARIES
                                              Combined Pro Forma Balance Sheet
                                                       June 30, 2006

                                                          ASSETS

                                                        Healthbridge      Providence

                                                             Inc.         Exploration          Pro Forma
                                                           (Parent)           LLC             Adjustments        Pro Forma
                                                           June 30,         June 30,            Increase         Combined
                                                            2006             2006              (Decrease)      (Unaudited)
                                                        --------------    ------------       --------------    -------------
CURRENT ASSETS
                                                                           $                                              $
      Cash and cash equivalents                           $ 6,801,019          33,047                             6,834,066
      Accounts receivable, net                                      -          78,665                                78,665
      Inventory                                                     -         666,139                               666,139

      Promissory note receivable (incl. interest)           5,403,954                  (d)     (5,403,954)                -
      Prepaid expenses                                         40,000          38,671                                78,671
                                                        --------------    ------------                         -------------

         Total Current Assets                              12,244,973         816,522                             7,657,541
                                                        --------------    ------------                         -------------

PROPERTY AND EQUIPMENT, Net                                         -         373,435                               373,435
                                                        --------------    ------------                         -------------

OTHER ASSETS

      Undeveloped reserves                                          -       7,828,849  (b)       3,328,643       11,157,492
      Loan origination fees, net of amortization of
      $17,743                                                       -          58,507                                58,507
      Notes receivable-member                                       -         138,754                               138,754
      Deposits                                                      -           2,266                                 2,266
                                                        --------------    ------------                         -------------
         Total Other Assets                                         -       8,028,376
                                                                                                                 11,357,019
                                                        --------------    ------------                         -------------
             TOTAL ASSETS                                           $      $                                              $
                                                           12,244,973        ,218,333          (2,075,311)        9,387,995
                                                        ==============    ============                         =============

CURRENT LIABILITIES
     Accounts payable                                      $   25,840        $  2,484                            $   28,324
     Accrued expenses                                         163,174         308,949  (d)       (161,178)          261,300
                                                                                       (e)        (49,645)
     Related party payables                                    38,500               -                                38,500
     Note payable                                                   -       9,542,030  (d)     (5,242,776)        2,774,800
                                                                                       (e)     (1,524,454)
     Current portion of L-T notes payable                           -         362,548                               362,548
                                                        --------------    ------------                         -------------
         Total Current Liabilities                            227,514                                             3,465,472
                                                                           10,216,011
                                                        --------------    ------------                         -------------

LONG-TERM LIABILITIES
     L-T notes payable                                    3,570,000           517,643                             4,087,643
                                                        --------------    ------------                         -------------
         Total Long-Term Liabilities                      3,570,000           517,643                             4,087,643
                                                        --------------    ------------                         -------------

         Total Liabilities                                3,797,514        10,733,654                             7,553,115
                                                        --------------    ------------                         -------------

STOCKHOLDERS' EQUITY (DEFICIT)
     Preferred stock; $0.0001 par value, 25,000,000
     shares
     Authorized, no shares issued and outstanding             -                     -
     Common stock; $0.0001 par value, 50,000,000
     shares
     authorized, 32,980,906 shares issued and
     outstanding                                            1,782                   -  (a)           1,650            3,432

     Additional paid-in capital                          12,035,992                 -  (a)       3,422,100       15,458,092
     Common share subscriptions                           7,253,220                 -                             7,253,220
     Accumulated other comprehensive income                15,124                   -                                15,124
     Accumulated deficit                                (10,858,659)                -                          (10,858,659)
     Member's equity                                          -           (1,515,321)  (c)       1,478,992         (36,329)
                                                        --------------    ------------                         -------------
         Total Stockholders' Equity (Deficit)             8,447,459       (1,515,321)
                                                                                                                 11,834,880
                                                        --------------    ------------                         -------------

           TOTAL LIABILITIES AND
                                                                           $                                              $
           STOCKHOLDERS' EQUITY (DEFICIT)                $12,244,973        9,218,333             (75,311)       19,387,995
                                                        ==============    ============                         =============

                     The accompanying notes are an integral part of the financial statements.

                                           HEALTHBRIDGE INC. AND SUBSIDIARIES
                                        Combined Pro Forma Statements of Operations

                                                        Healthbridge         Providence
                                                            Inc.            Exploration
                                                          (Parent)              LLC
                                                         For the Six        For the Six         Pro Forma
                                                        Months Ended        Months Ended      Adjustments        Pro Forma
                                                          June 30,           June 30,           Increase         Combined
                                                            2006               2006            (Decrease)      (Unaudited)
                                                       ---------------    ----------------    -------------    -------------

                                                                    $                                                     $
REVENUES                                                            -           $ 358,131                           358,131

COST OF SALES                                                       -             547,368                           547,368
                                                       ---------------    ----------------                     -------------

GROSS MARGIN                                                        -           (189,237)                         (189,237)
                                                       ---------------    ----------------                     -------------
                                                                                                                          -
OPERATING EXPENSES

       General and administrative                             619,572             294,035                           913,607
                                                                                                                          -
           Total Operating Expenses                           619,572             294,035                           913,607
                                                       ---------------    ----------------                     -------------

LOSS FROM OPERATIONS                                        (619,572)           (483,272)                       (1,102,844)

OTHER INCOME (EXPENSE)

       Interest expense                                   (1,277,367)           (283,734)                       (1,561,101)
       Interest income                                        191,380                  72                           191,452
       Gain on sale of assets                                       -             519,831                           519,831
                                                       ---------------    ----------------                     -------------
                                                                                                                          -
           Total Other Income (Expense)                   (1,085,987)             236,169                         (849,818)
                                                       ---------------    ----------------                     -------------

LOSS BEFORE PROVISION FOR INCOME TAXES                    (1,705,559)           (247,103)                       (1,952,662)

       Provision for income taxes                                   -                   -                                 -
                                                                                                                          -

NET LOSS                                                 $(1,705,559)       $   (247,103)                      $(1,952,662)
                                                                                                                          -
 OTHER COMPREHENSIVE INCOME

        Foreign currency translation adjustment                     -                   -                                 -

 NET COMPREHENSIVE INCOME (LOSS)                         $(1,705,559)       $   (247,103)                      $(1,952,662)

                     The accompanying notes are an integral part of the financial statements.

Healthbridge, Inc. and SubsidiariesNotes
to Pro Forma Consolidated Financial Statements

June 30, 2006

NOTE 1 — Summary of Transaction

.........On November 18, 2005, the Company signed a letter of intent and publicly announced the acquisition of Providence Exploration LLC. Pursuant to the agreement, HealthBridge will issue 16, 500,000 shares of common stock for all outstanding shares of Providence. The acquisition was valued at $.2075 per share, ($3,423,750). The shares of HealthBridge would be distributed to the shareholders of Providence and also settle $1,524,252 of the notes payable balance of Providence. A portion of the remaining debt ($5,242,776) in Providence would be owed to Healthbridge and would be eliminated in consolidation. This transaction made Providence become a wholly owned subsidiary of the Company, and is accounted for on the purchase method of accounting using generally accepted accounting principles. All asset and assumed liabilities of Providence would be recorded and the remaining acquisition value was recorded as undeveloped oil reserves.

NOTE 2 — Management Assumptions

..........The pro forma consolidated balance sheet and statements of operations assumes that the entities were together as of June 30, 2006.

.........The pro forma consolidated balance sheet assumes:

 (a) the issuance of the 16,500,000 shares of stock at $.2075,

(b) the recognition of undeveloped reserves,

 (c) the elimination of the members’ capital of Providence,

(d) the elimination of the intercompany note receivable and note payable and

(e) the conversion of $1,524,454 of notes payable and accrued interest of $49,645.

..........There are no proforma adjustments for the statement of operations.